Subsequent events	12 Months Ended
Mar. 31, 2017
Subsequent Events [Abstract]
Subsequent events
29.	Subsequent events

On April 1, 2017, Sony transferred all of the equity interest in Sony Electronics Huanan Co., Ltd. (“SEH”), a wholly-owned subsidiary in the Semiconductors segment that manufactures camera modules, to Shen Zhen O-Film Tech Co., Ltd. The consideration for the transfer is approximately 234 million U.S. dollars, including the assumption of SEH’s debt and the sales price of approximately 95 million U.S. dollars, all of which is subject to customary post-closing adjustments. As the result of the transfer, Sony expects to recognize a gain on transfer totaling approximately 27,000 million yen in other operating (income) expense, net in the consolidated statement of income for the first quarter of the fiscal year ending March 31, 2018.